UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	November 10, 2010

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N63 W23075 Highway 74 Sussex, Wisconsin 53089-2827

(Address of principal executive offices, including zip code)

(414) 566-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On November 10, 2010, Quad/Graphics, Inc. (the “Company”) issued a press release announcing financial results for its third quarter ended September 30, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.               Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.  The following exhibit is being furnished herewith:

(99.1)      Press Release of Quad/Graphics, Inc., dated November 10, 2010, regarding financial results for its third quarter ended September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 10, 2010

QUAD/GRAPHICS, INC.

By:	/s/ Andrew R. Schiesl
Andrew R. Schiesl
Vice President & General Counsel

QUAD/GRAPHICS, INC.

Exhibit Index to Current Report on Form 8-K

Dated November 10, 2010

Exhibit
Number

(99.1)	Press Release of Quad/Graphics, Inc., dated November 10, 2010, regarding financial results for its third quarter ended September 30, 2010.